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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) April 12, 2000




                              AgriBioTech, Inc.

               (Exact name of issuer as specified in its charter)

           Nevada                      0-19352                  85-0325742
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)


              120 Corporate Park Drive, Henderson, Nevada (89014)
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (702)566-2440

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Item 5. Other Events

     On March 3rd and March 24th, 2000 AgriBioTech, Inc. issued the attached press releases.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Press release dated March 3, 2000

          99.2 Press release dated March 24, 2000



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 12, 2000
                                             AGRIBIOTECH, INC.


                                             By: /s/ William A. Brandt, Jr.
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                                                 William A. Brandt, Jr.
                                                 Responsible Natural Person